UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 7, 2010

Montavo, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-29397

33-0619528

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4957 Lakemont Blvd. Suite 239, Bellevue, WA 98006

(Address of principal executive offices)                        (Zip Code)

(425) 747-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2010, the Company submitted to the Delaware Secretary of State an Amendment to the Articles of Incorporation increasing the total number of shares to 425,000,000, consisting of 400,000,000 shares of common stock and 25,000,000 shares of preferred stock, both with par value $.001.  A copy of the proposed amendment is attached hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1

Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAVO, INC.

Date: May 7, 2010

Brook Lang, CEO